Exhibit 10.1

EXECUTION COPY

FOURTH OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT

FOURTH OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT, dated as of May 22, 2024 (this “Amendment and Reaffirmation”), by and among KREF LENDING IX LLC, a Delaware limited liability company (“Seller”), KKR REAL ESTATE FINANCE HOLDINGS L.P., a Delaware limited partnership (“Guarantor”), KREF HOLDINGS IX LLC, a Delaware limited liability company (“Pledgor”), KREF CAPITAL LLC, a Delaware limited liability company (“Originator”), COMPUTERSHARE TRUST COMPANY, N.A., as successor-in-interest to WELLS FARGO BANK, NATIONAL ASSOCIATION, solely for the purposes set forth in Section 9 and Section 20 hereof (“Custodian”) and MORGAN STANLEY BANK, N.A. (“Buyer”), as the assignee of all of the rights and obligations of MUFG BANK, LTD. (“Original Buyer”) under the Program Documents pursuant to the Assignment and Assumption Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer (after giving effect to the Assignment and Assumption Agreement) are parties to that certain Master Repurchase Agreement and Securities Contract, dated as of July 27, 2021 (as amended by that certain Omnibus Amendment and Reaffirmation Agreement, dated as of March 31, 2022 (the “First Omnibus Amendment”), that certain Second Omnibus Amendment and Reaffirmation Agreement, dated as of August 23, 2022 (the “Second Omnibus Amendment”) and that certain Third Omnibus Amendment and Reaffirmation Agreement, dated as of September 26, 2023 (the “Third Omnibus Amendment”) and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, Seller and Buyer (after giving effect to the Assignment and Assumption Agreement) are parties to that certain Fee Letter, dated as of July 27, 2021 (as amended by the First Omnibus Amendment and the Second Omnibus Amendment, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Fee Letter”);

WHEREAS, Seller and Buyer (after giving effect to the Assignment and Assumption Agreement) are parties to that certain Upsize Structuring Fee Side Letter, dated as of March 31, 2022 (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Upsize Structuring Fee Side Letter”);

WHEREAS, Seller and Buyer (after giving effect to the Assignment and Assumption Agreement) are parties to that certain Second Upsize Structuring Fee Side Letter, dated as of August 23, 2022 (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Second Upsize Structuring Fee Side Letter”);

WHEREAS, Guarantor is party to that certain Limited Guaranty in favor of Buyer (after giving effect to the Assignment and Assumption Agreement), dated as of July 27, 2021 (as amended by the Third Omnibus Amendment and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guaranty”);

WHEREAS, Pledgor and Buyer (after giving effect to the Assignment and Assumption Agreement) are parties to that certain Pledge and Security Agreement, dated as of July 27, 2021

 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Pledge Agreement”);

WHEREAS, Originator and Buyer (after giving effect to the Assignment and Assumption Agreement) are parties to that certain Originator Pledge and Security Agreement, dated as of August 6, 2021 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Originator Pledge Agreement”);

WHEREAS, Seller, Buyer and Custodian (after giving effect to the Assignment and Assumption Agreement) are parties to that certain Amended and Restated Custodial Agreement, dated as of March 31, 2022 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Custodial Agreement”);

WHEREAS, on the date hereof and immediately prior to the execution and delivery of this Amendment and Reaffirmation, Original Buyer assigned all of its rights and obligations in the Program Documents to Buyer, and Buyer assumed all of Original Buyer’s rights and obligations thereunder pursuant to the terms of the Assignment and Assumption Agreement;

WHEREAS, in connection with such assignment and assumption, Seller, Guarantor, Pledgor, Originator, Custodian and Buyer wish to modify certain terms and provisions of the Repurchase Agreement, the Fee Letter, the Upsize Structuring Fee Side Letter, the Second Upsize Structuring Fee Side Letter, the Guaranty, the Pledge Agreement, the Originator Pledge Agreement and the Custodial Agreement, each as applicable to the respective party; and

WHEREAS, in connection with the modifications contemplated by this Amendment and Reaffirmation and the assignment and assumption contemplated by the Assignment and Assumption Agreement, Buyer has requested that each of Guarantor, Originator and Pledgor reaffirm its respective obligations for the benefit of Buyer under the Guaranty, Originator Pledge Agreement or Pledge Agreement, as applicable, and reaffirm that the provisions of the Guaranty, Originator Pledge Agreement or Pledge Agreement, as applicable, shall remain in full force and effect upon the effectiveness of this Amendment and Reaffirmation and the Assignment and Assumption Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.          Definitions. Unless otherwise defined herein, terms defined in the Repurchase Agreement and used herein shall have the meanings given to them in the Repurchase Agreement.

2.         Amendments to Repurchase Agreement. Buyer and Seller hereby agree that, as of the date hereof, and after giving effect to the Assignment and Assumption Agreement (the “Amendment Effective Date”), the Repurchase Agreement is hereby amended as follows:

(a)     Each reference to “MUFG Union Bank, N.A.”, “MUFG Bank, Ltd.”, “MUFG Bank, LTD.” and “MUFG” is hereby replaced with “Morgan Stanley Bank, N.A.” where it appears therein.

(b)     Annex I, Exhibit A, Exhibit B, Exhibit E, Exhibit F, Exhibit I, Exhibit J and Exhibit L are hereby amended and restated as set forth in Annex 1 hereto.

3.          Amendment to Fee Letter. Buyer and Seller hereby agree that, as of the Amendment Effective Date, the Fee Letter is hereby amended as follows:

(a)     Each reference to “MUFG Union Bank, N.A.” is hereby replaced with “Morgan Stanley Bank, N.A.” where it appears therein.

4.          Amendments to Upsize Structuring Fee Side Letter. Buyer and Seller hereby agree that, (i) as of the Amendment Effective Date, the Upsize Structuring Fee Side Letter is hereby amended as follows:

(a)      Each reference to “MUFG Bank, Ltd.” is hereby replaced with “Morgan Stanley Bank, N.A.” where it appears therein; and

(ii) the Upsize Structuring Fee Side Letter has been fully performed by the Seller and the Seller has no further obligations thereunder.

5.          Amendments to Second Upsize Structuring Fee Side Letter. Buyer and Seller hereby agree that, (i) as of the Amendment Effective Date, the Second Upsize Structuring Fee Side Letter is hereby amended as follows:

(a)      Each reference to “MUFG Bank, Ltd.” is hereby replaced with “Morgan Stanley Bank, N.A.” where it appears therein; and

(ii) the Second Upsize Structuring Fee Side Letter has been fully performed by the Seller and the Seller has no further obligations thereunder.

6.          Amendments to Pledge Agreement. Pledgor and Buyer hereby agree that, as of the Amendment Effective Date, the Pledge Agreement is hereby amended as follows:

(a)      Each reference to “MUFG Union Bank, N.A.” is hereby replaced with “Morgan Stanley Bank, N.A.” where it appears therein.

7.          Amendments to Originator Pledge Agreement. Originator and Buyer hereby agree that, as of the Amendment Effective Date, the Originator Pledge Agreement is hereby amended as follows:

(a)      Each reference to “MUFG Union Bank, N.A.” is hereby replaced with “Morgan Stanley Bank, N.A.” where it appears therein.

(b)     The address details for Buyer on the signature page thereto are hereby amended and restated in their entirety to read as follows:

Morgan Stanley Bank, N.A.
1585 Broadway, 25th Floor
New York, New York  10036

Attention: Anthony Preisano
Telephone: (212) 761-5688
Fax: (718) 233-3307
Email: Anthony.Preisano@morganstanley.com

With a copy to:
Morgan Stanley Bank, N.A.
One Utah Center, 201 South Main Street
Salt Lake City, Utah 84111

With a copy to:
Paul Hastings LLP
200 Park Avenue
New York, NY 10166
Attention: Lisa Chaney
Telephone: (212) 318-6773
Email: lisachaney@paulhastings.com

8.         Amendments to Guaranty. Guarantor and Buyer hereby agree that, as of the Amendment Effective Date, the Guaranty is hereby amended as follows:

(a)     Each reference to “MUFG Union Bank, N.A.” is hereby replaced with “Morgan Stanley Bank, N.A.” where it appears therein.

9.          Amendments to Custodial Agreement. Seller, Custodian and Buyer hereby agree that, as of the Amendment Effective Date, the Custodial Agreement is hereby amended as follows:

(a)      Each reference to “MUFG Bank, Ltd.” is hereby replaced with “Morgan Stanley Bank, N.A.” where it appears therein.

(b)     The address details for Buyer on the signature page thereto are hereby amended and restated in their entirety to read as follows:

Morgan Stanley Bank, N.A.
1585 Broadway, 25th Floor
New York, New York  10036
Attention: Anthony Preisano
Telephone: (212) 761-5688
Fax: (718) 233-3307
Email: Anthony.Preisano@morganstanley.com

With a copy to:
Morgan Stanley Bank, N.A.
One Utah Center, 201 South Main Street
Salt Lake City, Utah 84111

With a copy to:
Paul Hastings LLP
200 Park Avenue
New York, NY 10166
Attention: Lisa Chaney
Telephone: (212) 318-6773
Email: lisachaney@paulhastings.com

(c)      The address details for Buyer in the Form of Trust Receipt attached as Annex 2 thereto are hereby amended and restated in their entirety to read as follows:

Morgan Stanley Bank, N.A.
1585 Broadway, 25th Floor
New York, New York 10036
Attention: Anthony Preisano

(d)      Authorized Representatives of Buyer at Annex 7 of the Custodial Agreement is herewith replaced with Annex 2 hereto.

10.        Reaffirmations.Guarantor, for the benefit of Buyer only, hereby reaffirms its obligations under the Guaranty and acknowledges that its obligations under the Guaranty, after giving effect to this Amendment and Reaffirmation and the Assignment and Assumption Agreement, are continuing and in full force and effect in favor of Buyer.

(b)     Pledgor, for the benefit of Buyer only, hereby (i) reaffirms its obligations under the Pledge Agreement and acknowledges that its obligations under the Pledge Agreement, after giving effect to this Amendment and Reaffirmation and the Assignment and Assumption Agreement, are continuing and in full force and effect in favor of Buyer and (ii) consents to the filing of the UCC-3 financing statement attached hereto as Exhibit A.

(c)    Originator, for the benefit of Buyer only, hereby (i) reaffirms its obligations under the Originator Pledge Agreement and acknowledges that its obligations under the Originator Pledge Agreement, after giving effect to this Amendment and Reaffirmation and the Assignment and Assumption Agreement, are continuing and in full force and effect in favor of Buyer and (ii) consents to the filing of the UCC-3 financing statement attached hereto as Exhibit B.

(d)      Seller hereby consents to the filing of the UCC-3 financing statement attached hereto as Exhibit C.

11.          Conditions Precedent. This Amendment and Reaffirmation shall become effective as of the Amendment Effective Date, subject to the satisfaction of the following conditions precedent:(a)          On the date hereof, Buyer shall have received this Amendment and Reaffirmation, executed and delivered by the duly authorized officers of each party hereto.

(b)    An Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), executed and delivered by the duly authorized officers of Original Buyer and Buyer and consented to by Seller;

(c)      The UCC-3 financing statements set forth on Exhibits A, B and C hereto;

(d)      An omnibus power of attorney substantially in the form of Exhibit F set forth in Annex 1 hereto;

(e)     An Amended and Restated Cash Management Agreement, executed and delivered by the duly authorized officers of Buyer, Seller and Account Bank, in form and substance satisfactory to the Seller; and

(f)     A Servicer Acknowledgment Letter, executed and delivered by the duly authorized officers of Buyer, Servicer, K-Star Asset Management LLC, Originator and Seller.

12.          Representations and Warranties. Seller, Guarantor, Originator and Pledgor each hereby represents and warrants to Buyer only that as of the date hereof:

(a)     No Default or Event of Default exists, and no Default or Event of Default will occur as a result of the execution, delivery and performance by such party of this Amendment and Reaffirmation.

(b)     Such party has the requisite power and authority to execute, deliver and perform this Amendment and Reaffirmation.

(c)     Such party has taken all necessary corporate (or analogous) action to authorize the execution, delivery and performance of this Amendment and Reaffirmation. This Amendment and Reaffirmation constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally, and subject to general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(d)     Each of the representations and warranties (other than the representations and warranties set forth in Exhibit G-1 and Exhibit G-2 of the Repurchase Agreement) made by such party herein or in or pursuant to the Program Documents is true and correct in all material respects on and as of the date hereof as if made on and as of such date; provided that any representation or warranty made solely with respect to a specified prior date shall be true and correct in all material respects as of such specified date.

13.        Governing Law. THIS AMENDMENT AND REAFFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY LAWS, RULES OR PROVISIONS OF THE STATE OF NEW YORK THAT WOULD CAUSE THE APPLICATION OF THE LAWS, RULES OR PROVISIONS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

14.         Continuing Effect. As amended by this Amendment and Reaffirmation, all terms, covenants and provisions of the Guaranty, Fee Letter, Upsize Structuring Fee Side Letter, Second Upsize Structuring Fee Side Letter, Pledge Agreement, Originator Pledge Agreement, Custodial

Agreement and Repurchase Agreement, are ratified and confirmed and shall remain in full force and effect to the extent of any obligations thereunder. This Amendment and Reaffirmation shall not constitute a novation of the Guaranty, Fee Letter, Upsize Structuring Fee Side Letter, Second Upsize Structuring Fee Side Letter, Pledge Agreement, Originator Pledge Agreement, Custodial Agreement, Repurchase Agreement or any Program Document but shall constitute modifications thereof.  In addition, any and all guaranties and indemnities for the benefit of Buyer and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment and Reaffirmation, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and Reaffirmation and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment and Reaffirmation.

15.          Binding Effect; No Partnership; Counterparts. The provisions of the Guaranty, Fee Letter, Upsize Structuring Fee Side Letter, Second Upsize Structuring Fee Side Letter, Pledge Agreement, Originator Pledge Agreement, Custodial Agreement and Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties thereto and their respective successors and permitted assigns.  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment and Reaffirmation as herein provided, this Amendment and Reaffirmation shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Amendment and Reaffirmation may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument.  For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings and authentication of certificates when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.

16.          Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer to the extent necessary to effectuate the purposes of this Amendment and Reaffirmation.

17.          Headings, etc. Section or other headings contained in this Amendment and Reaffirmation are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment and Reaffirmation.

18.         Program Document. Each of Seller, Guarantor, Originator and Pledgor hereby acknowledges and agrees that, notwithstanding anything to the contrary contained herein, in the Repurchase Agreement or in any other Program Document, this Amendment and Reaffirmation  and the Assignment and Assumption Agreement shall each constitute a Program Document under the Repurchase Agreement.  All references to the Guaranty, Fee Letter, Upsize Structuring Fee Side Letter, Second Upsize Structuring Fee Side Letter, Pledge Agreement, Originator Pledge Agreement, Custodial Agreement and Repurchase Agreement in any Program Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment and Reaffirmation, be deemed a reference to the Guaranty, Fee Letter, Upsize Structuring Fee Side Letter, Second Upsize Structuring Fee Side Letter, Pledge Agreement, Originator Pledge Agreement, Custodial Agreement or Repurchase Agreement, as applicable, as amended hereby, unless the context expressly requires otherwise.

19.          No Waiver. The execution, delivery and effectiveness of this Amendment and Reaffirmation shall not operate as a waiver of any right, power or remedy of Buyer under the Guaranty, Fee Letter, Upsize Structuring Fee Side Letter, Second Upsize Structuring Fee Side Letter, Pledge Agreement, Originator Pledge Agreement, Custodial Agreement, Repurchase Agreement or any other Program Document, nor constitute a waiver of any provision of the Guaranty, Fee Letter, Upsize Structuring Fee Side Letter, Second Upsize Structuring Fee Side Letter, Pledge Agreement, Originator Pledge Agreement, Custodial Agreement, Repurchase Agreement or any other Program Document by any of the parties hereto.

20.        Miscellaneous. Except as expressly amended and modified by this Amendment and Reaffirmation, the Custodial Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. For the avoidance of doubt, the Custodian shall remain entitled to all rights, protections, and indemnities provided to it under the Custodial Agreement and nothing herein shall be construed to limit or diminish such rights.  The Seller hereby agrees that it shall be responsible for the payments of the fees and out-of-pocket expenses of legal counsel to the Custodian incurred in connection with the consummation of this Amendment and Reaffirmation in accordance with Section 6.01 and Section 11.08 of the Custodial Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Reaffirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

KREF LENDING IX LLC, as Seller

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory

KKR REAL ESTATE FINANCE HOLDINGS L.P., as Guarantor

By: KKR Real Estate Finance Trust Inc., a Maryland corporation, its general partner

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory

KREF HOLDINGS IX LLC, as Pledgor

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory

[SIGNATURES CONTINUE ON THE NEXT PAGE]

Signature Page to Fourth Omnibus Amendment and Reaffirmation Agreement

KREF CAPITAL LLC, as Originator

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A., as Buyer

By:	/s/ William P. Bowman
Name: William P. Bowman
Title: Authorized Signatory

AGREED, SOLELY WITH RESPECT TO SECTION 9 AND SECTION 20 BY CUSTODIAN:
COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Ariel Ward
Name: Ariel Ward
Title: Vice President

Signature Page to Fourth Omnibus Amendment and Reaffirmation Agreement

EXHIBIT A

PLEDGOR UCC-3 FINANCING STATEMENT

[Attached]

Exhibit A-1

EXHIBIT B

ORIGINATOR UCC-3 FINANCING STATEMENT

[Attached]

Exhibit B-1

EXHIBIT C

SELLER UCC-3 FINANCING STATEMENT

[Attached]

Exhibit C-1

ANNEX 1

ANNEX I

Names and Addresses for Communications Between Parties

Buyer:

Morgan Stanley Bank, N.A.
1585 Broadway, 25th Floor
New York, New York  10036
Attention: Anthony Preisano
Telephone: (212) 761-5688
Fax: (718) 233-3307
Email: Anthony.Preisano@morganstanley.com

With a copy to:
Morgan Stanley Bank, N.A.
One Utah Center, 201 South Main Street
Salt Lake City, Utah 84111

With a copy to:
Paul Hastings LLP
200 Park Avenue
New York, NY 10166
Attention: Lisa Chaney
Telephone: (212) 318-6773
Email: lisachaney@paulhastings.com

Seller:

KREF Lending IX LLC
c/o KKR Real Estate Finance Trust Inc.
30 Hudson Yards
Suite 7500
New York, New York 10001
Attention:  Patrick Mattson
Telephone:  (212) 519-1656
Email:  Patrick.Mattson@kkr.com

With a copy to:

Hunton Andrews Kurth LLP
200 Park Avenue
New York, New York 10166

Annex I-1

Attention:  Doug Murphy, Esq.
Tel:  (212) 309-1177
Email: murphyd@huntonAK.com

Pledgor:

KREF Holdings IX LLC
c/o KKR Real Estate Finance Trust Inc.
30 Hudson Yards, Suite 7500
New York, New York 10001
Attention:  Patrick Mattson
Telephone:  (212) 519-1656
Email:  Patrick.Mattson@kkr.com

With a copy to:

Hunton Andrews Kurth LLP
200 Park Avenue
New York, New York 10166
Attention:  Doug Murphy, Esq.
Tel:  (212) 309-1177
Email: murphyd@huntonAK.com

Annex I-2

EXHIBIT A

TRANSACTION REQUEST

Ladies and Gentlemen:

Pursuant to Section 3(a) of that certain Master Repurchase Agreement and Securities Contract, dated as of July 27, 2021 (as the same may have been and may hereafter be amended, restated, supplemented or otherwise modified, the “Agreement”), by and between Morgan Stanley Bank, N.A. (“Buyer”), as assignee of all of the rights and obligations of MUFG Bank, Ltd. under the Agreement, and KREF Lending IX LLC (“Seller”), Seller hereby requests that Buyer enter into a Transaction with respect to the Eligible Assets set forth on Schedule 1 attached hereto, upon the proposed terms set forth below.  Capitalized terms used herein without definition have the meanings given in the Agreement.

Proposed Purchase Date:	[____________________]
Proposed Eligible Asset:	[____________________]
Property Type (including primary use in the case of a mixed use property):	[____________________]
Principal Amount of Proposed Eligible Asset:	[____________________]
Proposed Purchase Price Percentage:	[______]%
Proposed Purchase Price:	[____________________]
Future Funding Eligible Asset:	[Y/N]
Bailee:	[Y/N]
Pricing Rate:	Benchmark plus [___]%[1] (the “Applicable Spread”); provided, that the “Benchmark” as of the Purchase Date shall be Term SOFR.
Concentration Exceptions:	[______________________]
Seller’s Account:	[_________________]
Name and address for communications:	Buyer: Morgan Stanley Bank, N.A. 1585 Broadway, 25th Floor New York, New York 10036 Attention: Anthony Preisano Telephone: (212) 761-5688 Fax: (718) 233-3307 Email: Anthony.Preisano@morganstanley.com

1 Insert the Applicable Spread.

Exhibit A-1

With a copy to:
Morgan Stanley Bank, N.A.
One Utah Center, 201 South Main Street
Salt Lake City, Utah 84111

With a copy to:
Paul Hastings LLP
200 Park Avenue
New York, NY 10166
Attention: Lisa Chaney
Telephone: (212) 318-6773
Email: lisachaney@paulhastings.com

Seller:

KREF Lending IX LLC
c/o KKR Real Estate Finance Trust Inc.
9 West 57th Street, Suite 4200
New York, New York 10019
Attention:  Patrick Mattson
Telephone:  (212) 519-1656
Email:  Patrick.Mattson@kkr.com

With a copy to:

Hunton Andrews Kurth LLP
200 Park Avenue
New York, New York 10166
Attention:  Doug Murphy, Esq.
Tel:  (212) 309-1177
Email: murphyd@huntonAK.com

Exhibit A-2

SELLER:

KREF LENDING IX LLC

By:
Name:
Title:

Exhibit A-3

EXHIBIT B

CONFIRMATION

Ladies and Gentlemen:

Morgan Stanley Bank, N.A. (“Buyer”) is pleased to deliver our written CONFIRMATION of our agreement to enter into the Transaction pursuant to which Buyer shall purchase from you the Purchased Assets identified on Schedule 1 attached hereto, upon satisfaction of all Transaction Conditions Precedent and pursuant to the terms of that certain Master Repurchase Agreement and Securities Contract, dated as of July 27, 2021 (as the same may have been and may hereafter be amended, restated, supplemented or otherwise modified, the “Agreement”), by and between Buyer, as assignee of all of the rights and obligations of MUFG Bank, Ltd. under the Agreement, and KREF Lending IX LLC (“Seller”).  Capitalized terms used herein without definition have the meanings given in the Agreement.

Except as specified in Schedule 1 hereto, Seller will make all of the representations and warranties contained in the Agreement (including, without limitation, the representations and warranties applicable to the class of such asset set forth in Exhibit G to the Agreement).

Purchase Date:	[__________________]
Purchased Asset: Property Type (including primary use in the case of a mixed use property):	[__________________] [_________________]
Principal Amount of Purchased Asset:	[_________________]
Repurchase Date:
[[________________], as it may be extended to [__________]; provided that the Repurchase Date Extension Conditions are satisfied and [__________]; provided that the Repurchase Date Extension Conditions are satisfied.]

Purchase Price Percentage: Purchase Price:	[_____]% [________________]
Future Funding Eligible Asset:	[Y/N]
Extension Minimum Debt Yield Test(s):	[N/A] [_________________]
Extension Maximum LTV Test(s):	[N/A] [_________________]
Appraised Value:	[_________________]
Debt Yield:	[_________________]
LTV:	[_________________]

Exhibit B-1

Pricing Rate:	Benchmark plus [___]%[2] (the “Applicable Spread”); provided, that the “Benchmark” as of the Purchase Date shall be Term SOFR.
Additional Material Modifications: Additional Collateral:	[N/A][____________________] [N/A][Mezzanine Loans]
Concentration Exceptions:	[_________________]
Copies of documents:
Seller hereby certifies that any copies of documents delivered to Custodian as part of the Purchased Asset File for the related Purchased Asset(s) represent true and correct copies of the originals of such documents.

Name and address for communications:
Buyer:

Morgan Stanley Bank, N.A.
1585 Broadway, 25th Floor
New York, New York  10036
Attention: Anthony Preisano
Telephone: (212) 761-5688
Fax: (718) 233-3307
Email: Anthony.Preisano@morganstanley.com

With a copy to:
Morgan Stanley Bank, N.A.
One Utah Center, 201 South Main Street
Salt Lake City, Utah 84111

With a copy to:
Paul Hastings LLP
200 Park Avenue
New York, NY 10166
Attention: Lisa Chaney
Telephone: (212) 318-6773
Email: lisachaney@paulhastings.com

2 Insert the Applicable Spread.

Exhibit B-2

Seller:

KREF Lending IX LLC
c/o KKR Real Estate Finance Trust Inc.
30 Hudson Yards, Suite 7500
New York, New York 10001
Attention:  Patrick Mattson
Telephone:  (212) 519-1656
Email:  Patrick.Mattson@kkr.com

With a copy to:

Hunton Andrews Kurth LLP
200 Park Avenue
New York, New York 10166
Attention:  Doug Murphy, Esq.
Tel:  (212) 309-1177
Email: murphyd@huntonAK.com

Exhibit B-3

MORGAN STANLEY BANK, N.A.

By:
Name:
Title:

AGREED AND ACKNOWLEDGED:

SELLER:

KREF LENDING IX LLC

By:
Name:
Title:

Exhibit B-4

Schedule 1 to Confirmation

Exceptions to Representations/Warranties

Exhibit B-5

EXHIBIT E

FORM OF COMPLIANCE CERTIFICATE

Morgan Stanley Bank, N.A.
1585 Broadway, 25th Floor
New York, New York  10036
Attention: Anthony Preisano

Re:
Master Repurchase Agreement and Securities Contract (as the same may have been and may hereafter be amended, restated, supplemented or otherwise modified, the “Agreement”), dated as of July 27, 2021, by and between KREF Lending IX LLC (“Seller”) and Morgan Stanley Bank, N.A. (“Buyer”), as assignee of all of the rights and obligations of MUFG Bank, Ltd. under the Agreement.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement.

Ladies and Gentlemen:

In accordance with the Agreement, the undersigned (SOLELY IN HIS OR HER CAPACITY AS AN OFFICER OF KKR REAL ESTATE FINANCE TRUST INC., THE GENERAL PARTNER OF GUARANTOR (IN SUCH CAPACITY, THE “GENERAL PARTNER”) AND NOT IN HIS OR HER INDIVIDUAL CAPACITY) hereby certifies to Buyer as follows as of the date hereof:

(a)          The undersigned is a duly authorized officer of the General Partner, which is the general partner of Guarantor.

(b)          The information and calculations furnished in the attached Schedule 1 are true, correct and complete in all material respects as of the last day of the fiscal periods subject to the financial statements.

(c)          Attached as Schedule 1 hereto are the calculations demonstrating compliance with the financial covenants set forth in Section 9(a) of the Guaranty, each for the immediately preceding quarter.

(d)        [Attached hereto are the consolidated balance sheet and statement of equity of the REIT and the related combined consolidated statements of operations and cash flows for REIT, in each case, satisfying the requirements of Section 12(h)(ii)(A) of the Agreement. Guarantor represents, to the best of its knowledge after due inquiry, the information herein fairly and accurately present in all material respects the consolidated financial condition and results of operations of the REIT and its Consolidated Subsidiaries in accordance with GAAP as at the end of, and for, such period.]

[Attached hereto are the consolidated and unaudited balance sheet and income statement of Guarantor satisfying the requirements of Section 12(h)(i) of the Agreement. Guarantor represents to the best of its knowledge after due inquiry, the information herein fairly present in all material respects the consolidated financial condition and results of operations of

Exhibit E-1

Guarantor and its Consolidated Subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to any normal year-end audit adjustments).]

[Attached hereto are the unaudited balance sheet and income statement of Guarantor satisfying the requirements of Section 12(h)(ii)(B) of the Agreement. Guarantor represents to the best of its knowledge after due inquiry the information herein fairly present in all material respects the consolidated financial condition and results of operations of Guarantor and its Consolidated Subsidiaries in accordance with GAAP as at the end of, and for, such period (subject to any normal year-end audit adjustments).]

(e)           I have reviewed the terms of the Agreement and have made, or have caused to be made under my supervision, a detailed review of the transactions and financial condition of Seller and Guarantor during the accounting period covered by the financial statements delivered concurrently with the delivery of this Compliance Certificate as set forth in paragraph (d) (or most recently delivered to Buyer if none are delivered concurrently herewith).

(f)          The examinations described in paragraph (e) did not disclose, and I have no knowledge of, the existence of any condition or event that constitutes a Default or Event of Default during or at the end of the accounting period covered by the financial statements described in paragraph(d) or as of the date of this Compliance Certificate, except as follows:

(g)        To the best of Seller’s and Guarantor’s knowledge, each of Seller and Guarantor has, during the period since the delivery of the immediately preceding Compliance Certificate,  observed or performed all of their respective covenants, duties and other agreements in all material respects, and satisfied in all material respects every condition, contained in the Agreement and the Program Documents to be observed, performed or satisfied by them and I have no knowledge of the occurrence during such period, or present existence, of any condition or event which constitutes a Default or Event of Default, except as follows:

The foregoing certifications, together with the financial statements, updates, reports, materials, calculations and other information set forth in any exhibit or other attachment hereto, or otherwise covered by this Compliance Certificate are made and delivered as of [ ].

Exhibit E-2

Executed the ___ day of _____________, 20__ in the undersigned’s capacity as an officer of General Partner and not in an individual capacity.

Very truly yours,

KKR REAL ESTATE FINANCE HOLDINGS L.P.

By: KKR REAL ESTATE FINANCE TRUST INC., its General Partner

By:
Name:
Title:

Exhibit E-3

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

[TO BE ATTACHED BY SELLER]

Exhibit E-4

EXHIBIT F

FORM OF POWER OF ATTORNEY

 [__], 20[_]

Know All Men by These Presents, that KREF Lending IX LLC (“Seller”), does hereby appoint Morgan Stanley Bank, N.A. (“Buyer”) its attorney-in-fact upon the occurrence and during the continuance of an Event of Default, to act in Seller’s name, place and stead in any way that Seller could do with respect to the enforcement of Seller’s rights under the Purchased Assets purchased by Buyer pursuant to the Master Repurchase Agreement and Securities Contract dated as of July 27, 2021 (as the same may have been and may hereafter be amended, restated, supplemented or otherwise modified, the “Repurchase Agreement”), between Buyer, as assignee of all of the rights and obligations of MUFG Bank, Ltd. under the Repurchase Agreement, and Seller, and to take such other actions as may be necessary or desirable to enforce Buyer’s rights in such Purchased Assets, the related Purchased Asset Files and the Servicing Records to the extent that Seller is permitted by law to act through an agent.  This Power of Attorney is a power coupled with an interest and shall be irrevocable.  Capitalized terms used herein without definition shall have the meanings given in the Repurchase Agreement.

TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OF SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY FROM BUYER, AND SELLER ON ITS OWN BEHALF AND ON BEHALF OF SELLER’S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT EXCEPT TO THE EXTENT THAT ANY SUCH CLAIMS ARISE AS A RESULT OF SUCH THIRD PARTY’S BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

IN WITNESS WHEREOF Seller has caused this Power of Attorney to be executed as of the date first written above.

KREF Lending IX LLC, as Seller

By:
Name:
Title:

Exhibit F-1

STATE OF	)
) ss.:
COUNTY OF	)

On ____________________, before me, _________________________________ Notary Public, personally appeared ___________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of           that the foregoing paragraph is true and correct.
Witness my hand and official seal.

Notary signature

Exhibit F-2

EXHIBIT I

FORM OF REDIRECTION LETTER

[___________________________]
[___________________________]
[___________________________]
[___________________________]
[___________________________]

REDIRECTION LETTER

AS OF ___________, 20__

Ladies and Gentlemen:

Please refer to: (a) that certain [Loan Agreement], dated [_________], 20[  ], by and between [____________] (the “Borrower”), as borrower, and [____________________], a [Delaware] [limited liability company] (the “Lender”), as lender; and (b) all documents securing or relating to that certain $[__________] loan made by the Lender to the Borrower on [___________], 20[  ] (the “Loan”).

You are advised as follows, effective as of the date of this letter.

Assignment of the Loan.  The Lender has assigned all of its right, title and interest in the Loan to KREF Lending IX LLC (the “Seller”).  Seller has entered into a Master Repurchase Agreement and Securities Contract, dated as of July 27, 2021 (as the same may have been and may hereafter be amended, restated, supplemented or otherwise modified, the “Repo Agreement”), with Morgan Stanley Bank, N.A. (“Buyer”), as assignee of all of the rights and obligations of MUFG Bank, Ltd. under the Repo Agreement, and has assigned its rights and interests in the Loan (and all of its rights and remedies in respect of the Loan) to Buyer subject to the terms of the Repo Agreement.  This assignment shall remain in effect unless and until Buyer has notified you otherwise in writing.

Direction of Funds.  In connection with Seller’s obligations under the Repo Agreement, Seller hereby directs you to disburse, by wire transfer, any and all payments to be made under or in respect of the Loan to the following account at __________________ for the benefit of Buyer:

This direction shall remain in effect unless and until Buyer has notified you otherwise in writing.

Exhibit I-1

Modifications, Waivers, Etc. No modification, waiver, deferral, or release (in whole or in part) of any party’s obligations in respect of the Loan, or of any collateral for any obligations in respect of the Loan, shall be effective without the prior written consent of Buyer.

Please acknowledge your acceptance of the terms and directions contained in this correspondence by executing a counterpart of this correspondence and returning it to the undersigned.

[Signature Page Follows]

Exhibit I-2

Very truly yours,

KREF LENDING IX LLC,
a Delaware limited liability company

By:
Name:
Title:

Agreed and accepted this ____

day of ____________, 20__

[____________________]

By:
Name:
Title:

Exhibit I-3

EXHIBIT J

FORM OF BAILEE LETTER

KREF Lending IX LLC
30 Hudson Yards
Suite 7500
New York, NY 10001
Attention:  Patrick Mattson
Telephone:  (212) 519-1656
Email:  Patrick.Mattson@kkr.com

___________ ___, 20__

Morgan Stanley Bank, N.A.
1585 Broadway, 25th Floor
New York, New York  10036
Attention: Anthony Preisano

Re:
Amended and Restated Custodial Agreement, dated as of [__], 2022 (as amended, restated or otherwise modified, the “Custodial Agreement”), among Morgan Stanley Bank, N.A. (“Buyer”), KREF Lending IX LLC (“Seller”) and Computershare Trust Company, N.A. as successor-in-interest to Wells Fargo Bank, National Association, (“Custodian”)

Ladies and Gentlemen:

Reference is made to that certain Master Repurchase Agreement and Securities Contract, dated as of July 27, 2021 (as the same may have been, and may hereafter be, amended, restated, extended, or otherwise modified from time to time, the “Repurchase Agreement”) between KREF Lending IX LLC (“Seller”) and Morgan Stanley Bank, N.A. (“Buyer”), as assignee of all of the rights and obligations of MUFG Bank, Ltd. under the Repurchase Agreement.  In consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Buyer and [●] (the “Bailee”) hereby agree as follows:

(a)
Seller shall deliver to the Bailee in connection with any Wet Purchased Assets delivered to the Bailee hereunder, a Purchased Asset Schedule and the Purchased Asset File Checklist attached hereto as Attachment 1.

(b)
On or prior to the Purchase Date indicated on the Purchased Asset File Checklist delivered by Seller (the “Purchase Date”), Seller shall have delivered to the Bailee, as bailee for hire, the documents set forth in the Purchased Asset File Checklist, which shall include all of the documents

Exhibit J-1

required to be delivered to Buyer pursuant to the terms of Section 7(b) of the Repurchase Agreement (collectively, the “Purchased Asset File”) for each of the Wet Purchased Assets (each a “Purchased Asset” and collectively, the “Purchased Assets”) listed in the Purchased Asset Schedule.  Bailee is not obligated to review and has not reviewed the accuracy of the Purchased Asset File, other than to take an inventory of such Purchased Asset File.

(c)
The Bailee shall issue and deliver to Buyer and Computershare Trust Company, N.A. (the “Custodian”) on or prior to the Purchase Date by electronic mail in the name of Buyer, an initial trust receipt and certification in the form of Attachment 2 attached hereto (the “Bailee’s Trust Receipt and Certification”) which Bailee’s Trust Receipt and Certification shall state that the Bailee has received the documents comprising the Purchased Asset File as set forth in the Purchased Asset File Checklist.

(d)
On the applicable Purchase Date, in the event that Buyer fails to purchase from Seller the Purchased Assets identified in the related Purchased Asset File Checklist, Buyer shall deliver by electronic mail to the Bailee to the attention of [●] at [●] and [●] at [●], an authorization (the “Electronic Authorization”) to release the Purchased Asset Files with respect to the Purchased Assets identified therein to Seller.  Upon receipt of such Electronic Authorization, the Bailee shall release the Purchased Asset Files to Seller in accordance with Seller’s instructions.

(e)
Following the Purchase Date and the funding of the Purchase Price, the Bailee shall forward the Purchased Asset Files to the Custodian at [●], Attention: [●], by insured overnight courier for receipt by the Custodian no later than 5:00 p.m. on the third (3rd) Business Day following the applicable Purchase Date (the “Delivery Date”).

(f)
From and after the applicable Purchase Date until the time of receipt of the Electronic Authorization or the Delivery Date, as applicable, the Bailee (a) shall maintain continuous custody (and will forward in accordance with clause (e) above) and control of the related Purchased Asset Files as bailee for Buyer (excluding any period when the same are under the delivery process described in clause (e) above) and (b) is holding the related Purchased Assets as sole and exclusive bailee for Buyer unless and until otherwise instructed in writing by Buyer.

(g)
Seller agrees to indemnify and hold the Bailee and its partners, directors, officers, agents and employees harmless against any and all actual third party liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable actual out-of-pocket costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys’ fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Bailee Letter or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties,

Exhibit J-2

actions, judgments, suits, costs, expenses or disbursements (other than special, indirect, punitive or consequential damages, which shall in no event be paid by Seller) were imposed on, incurred by or asserted against the Bailee because of the breach by the Bailee of its obligations hereunder, which breach was caused by gross negligence lack of good faith or willful misconduct on the part of the Bailee or any of its partners, directors, officers, agents or employees.  The foregoing indemnification shall survive any resignation or removal of the Bailee or the termination or assignment of this Bailee Letter.

(h)	[Intentionally Deleted].

(i)
Seller hereby represents, warrants and covenants that the Bailee is not an affiliate of or otherwise controlled by Seller.  Notwithstanding the foregoing, the parties hereby acknowledge that the Bailee hereunder may act as counsel to Seller in connection with a proposed transaction.

(j)	The agreement set forth in this Bailee Letter may not be modified, amended or altered, except by written instrument, executed by all of the parties hereto.

(k)	This Bailee Letter may not be assigned by Seller or the Bailee without the prior written consent of Buyer.

(l)
For the purpose of facilitating the execution of this Bailee Letter as herein provided and for other purposes, this Bailee Letter may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.  Electronically transmitted signature pages shall be binding to the same extent.

(m)
This Bailee Letter shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

(n)	Capitalized terms used herein and defined herein shall have the meanings ascribed to them in the Repurchase Agreement.

 [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

Exhibit J-3

Very truly yours,

KREF LENDING IX LLC, a Delaware limited liability company, as Seller

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

[Bailee]

By:
Name:
Title:
Date:

ACCEPTED AND AGREED:

Morgan Stanley Bank, N.A.

By:
Name:
Title:

cc:

Custodian:
Computershare Trust Company, N.A.
Mortgage Document Custody (CMBS)
1055 10th Avenue SE
Minneapolis, Minnesota 55414
Attention:  CMBS-MUFGKREF
Telephone No:  (612) 667-1015
Email:  cmbscustody@computershare.com

Exhibit J-4

Attachment 1 to Bailee Agreement

[List to include all documents described in Purchased Asset File which are set forth in Section 7(b) of the Repurchase Agreement and Section 2.01 of the Custodial Agreement.]

Exhibit J-5

Attachment 2 to Bailee Agreement

FORM OF BAILEE TRUST RECEIPT

VIA FACSIMILE

Morgan Stanley Bank, N.A.
1585 Broadway, 25th Floor
New York, New York  10036
Attention: Anthony Preisano

Re:	Bailee Letter, dated as of [●], 20[●] (the “Bailee Letter”) among KREF Lending IX LLC, Morgan Stanley Bank, N.A. (“Buyer”) and [insert firm] (“Bailee”)

Ladies and Gentlemen:

In accordance with the provisions of Paragraph (c) of the Bailee Letter, the undersigned, as Bailee, hereby certifies that as to each Purchased Asset described in the Purchased Asset Schedule (Attachment 1 to the Bailee Letter), a copy of which is attached hereto, it has reviewed the Purchased Asset File, and has determined that all documents listed in the Purchased Asset File are in its possession.

Bailee hereby confirms that it is holding each such Purchased Asset File as agent and bailee for the exclusive use and benefit of Buyer pursuant to the terms of the Bailee Letter.

All initially capitalized terms used herein shall have the meanings ascribed to them in the Bailee Letter.

Very truly yours,

[BAILEE]

By:

Name:

Title:

cc:

Custodian:	Computershare Trust Company, N.A. Mortgage Document Custody (CMBS) 1055 10th Avenue SE Minneapolis, Minnesota 55414 Attention: CMBS-MUFGKREF

Exhibit J-6

Telephone No: (612) 667-1015 Email: cmbscustody@computershare.com

Seller:
KREF Lending IX LLC
30 Hudson Yards
Suite 7500
New York, NY 10001
Attention:  Patrick Mattson
Telephone:  (212) 519-1656
Email:  Patrick.Mattson@kkr.com

with a copy to:

Hunton Andrews Kurth
200 Park Avenue
New York, NY 10166
Attention:  Doug Murphy, Esq.

Exhibit J-7

EXHIBIT L

AMENDED AND RESTATED CONFIRMATION

Ladies and Gentlemen:

Morgan Stanley Bank, N.A. (“Buyer”) is pleased to deliver our written CONFIRMATION of our agreement to enter into the Transaction pursuant to which Buyer shall purchase from you the Purchased Assets identified on Schedule 1 attached hereto, upon satisfaction of all Transaction Conditions Precedent and pursuant to the terms of that certain Master Repurchase Agreement and Securities Contract, dated as of July 27, 2021 (as the same may have been and may hereafter be amended, restated, supplemented or otherwise modified, the “Agreement”), by and between Buyer, as assignee of all of the rights and obligations of MUFG Bank, Ltd. under the Agreement, and KREF Lending IX LLC (“Seller”).  Capitalized terms used herein without definition have the meanings given in the Agreement.

Except as specified in Schedule 1 hereto, Seller will make all of the representations and warranties contained in the Agreement (including, without limitation, the representations and warranties applicable to the class of such asset set forth in Exhibit G to the Agreement).

Effective as of the date set forth below, this Amended and Restated Confirmation amends, restates and replaces in its entirety each and every Confirmation relating to the Purchased Asset referenced on Schedule 1 attached hereto.

Purchase Date:	[________________]
Amended and Restated Confirmation Effective Date:	[________________]
Purchased Asset:	[________________]
Property Type (including primary use if a mixed use property):	[________________]
Principal Amount of Purchased Asset:	[________________]
Repurchase Date:
[[_______________], as it may be extended to [__________]; provided that the Repurchase Date Extension Conditions are satisfied and [__________]; provided that the Repurchase Date Extension Conditions are satisfied.]

Purchase Price Percentage: Purchase Price:	[______]% [________________]
Future Funding Eligible Asset:	[Y/N]
Extension Minimum Debt Yield Test(s):	[N/A] [_________________]

Exhibit L-1

Extension Maximum LTV Test(s):	[N/A] [_________________]
Appraised Value:	[________________]
Debt Yield:	[________________]
LTV:	[________________]
Pricing Rate:	Benchmark plus [___]%[3] (the “Applicable Spread”); provided, that the “Benchmark” as of the Purchase Date shall be Term SOFR.
Additional Material Modifications: Seller’s Account:	[N/A][____________________] [____________________]
Concentration Exceptions:	[____________________]
Copies of documents:
Seller hereby certifies that any copies of documents delivered to Custodian as part of the Purchased Asset File for the related Purchased Asset(s) represent true and correct copies of the originals of such documents.

Name and address for communications:
Buyer:

Morgan Stanley Bank, N.A.
1585 Broadway, 25th Floor
New York, New York  10036
Attention: Anthony Preisano
Telephone: (212) 761-5688
Fax: (718) 233-3307
Email: Anthony.Preisano@morganstanley.com

With a copy to:
Morgan Stanley Bank, N.A.
One Utah Center, 201 South Main Street
Salt Lake City, Utah 84111

With a copy to:
Paul Hastings LLP
200 Park Avenue
New York, NY 10166
Attention: Lisa Chaney
Telephone: (212) 318-6773
Email: lisachaney@paulhastings.com

Seller: KREF Lending IX LLC c/o KKR Real Estate Finance Trust Inc.

3 Insert the Applicable Spread.

Exhibit L-2

30 Hudson Yards, Suite 7500
New York, New York 10001
Attention:  Patrick Mattson
Telephone:  (212) 519-1656
Email:  Patrick.Mattson@kkr.com

With a copy to:

Hunton Andrews Kurth LLP
200 Park Avenue
New York, New York 10166
Attention:  Doug Murphy, Esq.
Tel:  (212) 309-1177
Email: murphyd@huntonAK.com

Exhibit L-3

MORGAN STANLEY BANK, N.A.

By:
Name:
Title:

AGREED AND ACKNOWLEDGED:

SELLER:

KREF LENDING IX LLC

By:
Name:
Title:

Exhibit L-4

Schedule 1 to Amended and Restated Confirmation

Exceptions to Representations/Warranties

Exhibit L-5

ANNEX 2
Annex 7

AUTHORIZED REPRESENTATIVES OF BUYER

[Attached]

Annex 2-1

AUTHORIZED REPRESENTATIVES OF BUYER

Name	Title	Email	Specimen Signature
Anthony Preisano	Executive Director	Anthony.Preisano@morganstanley.com
William Bowman	Executive Director	William.bowman@morganstanley.com

Annex 2-2